Exhibit 99.1

AMENDMENT NO. 1

TO

SECOND AMENDED AND RESTATED PRECIOUS METALS AGREEMENT

THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED PRECIOUS METALS AGREEMENT (this “Amendment”) is made as of March 3, 2008, by and among THE BANK OF NOVA SCOTIA, a Canadian chartered bank (the “Metal Lender”); BRUSH ENGINEERED MATERIALS INC., an Ohio corporation (“BEM”); WILLIAMS ADVANCED MATERIALS INC., a New York corporation (“WAM”); TECHNICAL MATERIALS, INC., an Ohio corporation (“TMI”); BRUSH WELLMAN INC., an Ohio corporation (“BWI”); ZENTRIX TECHNOLOGIES INC., an Arizona corporation (“ZTI”); WILLIAMS ACQUISITION, LLC, a New York limited liability company d/b/a Pure Tech (“Pure Tech”); THIN FILM TECHNOLOGY, INC., a California corporation (“TFT”) and such other Subsidiaries of BEM who may from time to time become parties by means of their execution and delivery with the Metal Lender of a Joinder Agreement under the Precious Metals Agreement (as defined below). BEM, WAM, TMI, BWI, ZTI, Pure Tech, TFT and such Subsidiaries are herein sometimes referred to collectively as the “Customers” and each individually as a “Customer”.

WITNESSETH:

WHEREAS, the Metal Lender and the Customers are parties to a certain Second Amended and Restated Precious Metals Agreement, dated as of December 28, 2007 (the “Precious Metals Agreement”); and

WHEREAS, the parties hereto desire to amend certain provisions of the Precious Metals Agreement as hereinafter provided;

NOW, THEREFORE, for value received and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby amend the Precious Metals Agreement and agree, effective as of the date first written above, as follows:

1. The definitions of “Aggregate Secured Precious Metals Limit” and “Permitted Precious Metals Agreements” appearing in Article 1 of the Precious Metals Agreement are hereby amended and restated in their entirety to read, respectively, as follows:

“Aggregate Secured Precious Metals Limit” means One Hundred Eighty Million Dollars ($180,000,000).

“Permitted Precious Metals Agreements” means gold, silver, platinum, palladium and other precious metal (including for the purposes of this definition copper, even though copper is not generally deemed to be a precious metal) consignment, loan, conditional sale or lease agreements or arrangements entered into from time to time by BEM or any of its Subsidiaries, to the extent permitted by Sections 9.21 and 9.12(h) hereof. The term “Permitted Precious Metals Agreements” shall not include Client-Customer Arrangements.

2. Section 9.12(h) of the Precious Metals Agreement is hereby amended by deleting the text “$180,000,000” appearing therein, and replacing such text with “the Aggregate Secured Precious Metals Limit”.

3. Section 9.24(c) of the Precious Metals Agreement is hereby deleted in its entirety and replaced with the following:

(c) The Customers shall ensure that at all times the Aggregate Secured Precious Metal Facility Indebtedness does not exceed (i) the Aggregate Secured Precious Metal Limit or (ii) eighty-five percent (85%) of the Maximum Dollar Amount (as defined in the Lender Intercreditor Agreement), whichever is less.

4. Concurrently with the execution and delivery of this Amendment, (a) the Customers shall cause Techni-Met, Inc. (f/k/a WAM Acquisition Corporation), a Connecticut corporation and wholly-owned Subsidiary of WAM (“Techni-Met”), to (i) become a “Customer” under the Precious Metals Agreement by executing and delivering the Joinder Agreement attached as Exhibit A hereto, and (ii) become a “Grantor” under that certain Amended and Restated Security Agreement, dated as of December 28, 2007, by and among the Customers and the Metal Lender, as collateral agent for itself and the other “Consignors” party thereto, by executing and delivering the Joinder Agreement attached as Exhibit B hereto, and (b) the Customers shall, and shall cause Techni-Met and JPMorgan Chase Bank, National Association, to execute and deliver an Amendment No. 1 to Amended and Restated Intercreditor Agreement in the form of Exhibit C hereto.

5. Schedule 1 (Approved Locations) to the Precious Metals Agreement is hereby amended by adding the following location under the heading “Approved Domestic Locations”:

Techni-Met, Inc.
300 Lamberton Road
Windsor, Connecticut 06095

6. To induce the Metal Lender to enter into this Amendment, each Customer hereby represents and warrants to the Metal Lender that: (a) such Customer has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to fulfill its obligations hereunder and to consummate the transactions contemplated hereby; (b) the making and performance by such Customer of this Amendment do not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to it; (c) this Amendment has been duly executed and delivered by such Customer and constitutes the legal, valid and binding obligation of such Customer, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and except as the same may be subject to general principles of equity; and (d) on and as of the date hereof, no Default or Event of Default exists under the Precious Metals Agreement.

7. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State.

8. The Precious Metals Agreement, as amended hereby, together with the other Precious Metal Documents, is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by the Precious Metals Agreement. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by the Precious Metals Agreement, as amended hereby, and no party is relying on any promise, agreement or understanding not set forth in the Precious Metals Agreement, as amended hereby. The Precious Metals Agreement, as amended hereby, may not be amended or modified except by a written instrument describing such amendment or modification executed by the Customers and the Metal Lender. The parties hereto agree that this Amendment shall in no manner affect or impair the liens and security interests evidenced or granted by the Precious Metals Agreement or in connection therewith.

9. Except as amended hereby, the Precious Metals Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.

10. The Customers covenant and agree jointly and severally to pay all out-of-pocket expenses, costs and charges incurred by the Metal Lender (including reasonable fees and disbursement of counsel) in connection with the review and implementation of this Amendment, up to a maximum of $1,500.

11. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, each of which shall be an original and all of which shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by electronic transmission shall be effective as an in hand delivery of an original executed counterpart hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

CUSTOMERS:

BRUSH ENGINEERED MATERIALS INC. By: /s/ Michael C. Hasychak	WILLIAMS ADVANCED MATERIALS INC. By: /s/ Gary W. Schiavoni

Name: Michael C. Hasychak	Name: Gary W. Schiavoni

Title: Vice President, Treasurer & Secretary	Title: Asst. Treasurer & Asst. Secretary

TECHNICAL MATERIALS, INC. By: /s/ Michael C. Hasychak	BRUSH WELLMAN INC. By: /s/ Gary W. Schiavoni

Name: Michael C. Hasychak	Name: Gary W. Schiavoni

Title: Vice President, Treasurer & Secretary	Title: Asst. Treasurer & Asst. Secretary

ZENTRIX TECHNOLOGIES INC. By: /s/ Michael C. Hasychak	WILLIAMS ACQUISITION, LLC By: /s/ Gary W. Schiavoni

Name: Michael C. Hasychak	Name: Gary W. Schiavoni

Title: Chief Financial Officer & Secretary	Title: Secretary

THIN FILM TECHNOLOGY, INC. By: /s/ Gary W. Schiavoni

Name: Gary W. Schiavoni

Title: Secretary

METAL LENDER:

THE BANK OF NOVA SCOTIA By: /s/ Paul M. Mongeau

Name: Paul M. Mongeau

Title: Director

By: /s/ Zorn Miljkovic

Name: Zorn Miljkovic

Title: Director

EXHIBIT A

Joinder Agreement to Precious Metals Agreement

[see attached]
EXHIBIT B

Joinder Agreement to Security Agreement

[see attached]
EXHIBIT C

Amendment No. 1 to Amended and Restated Intercreditor Agreement

[see attached]